Exhibit 10.43

AMENDMENT NO. 1 TO AMENDED AND RESTATED
LOAN, GUARANTY AND SECURITY AGREEMENT
This Amendment No. 1 to the Amended and Restated Loan, Guaranty and Security Agreement (this “Amendment”), dated as of July 12, 2012, is made by SANMINA-SCI CORPORATION, a Delaware corporation (“Sanmina”), HADCO CORPORATION, a Massachusetts corporation (“Hadco”), HADCO SANTA CLARA, INC., a Delaware corporation (“Hadco Santa Clara”), SANMINA‑SCI SYSTEMS HOLDINGS, INC., a Delaware corporation (“SSCI Holdings”), SCI TECHNOLOGY, INC., an Alabama corporation (“SCI Technology”, and together with Sanmina, Hadco, Hadco Santa Clara, and SSCI Holdings, collectively, “Borrowers”), SANMINA-SCI SYSTEMS (CANADA) INC., a Nova Scotia limited company, and SCI BROCKVILLE CORP., a Nova Scotia unlimited company, each as a Designated Canadian Guarantor (as defined in the Amended and Restated Loan Agreement referred to below), the financial institutions listed on the signature pages hereof as Lenders, and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (“Agent”).
RECITALS
Reference is hereby made to the Amended and Restated Loan, Guaranty and Security Agreement dated as of March 16, 2012 (the “Loan Agreement”) among the Borrowers, the Designated Canadian Guarantors, the Lenders from time to time party thereto and the Agent.
The parties hereto agree to amend the Loan Agreement as set forth herein on the terms and conditions set forth herein.
AGREEMENT
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1.Definitions. Unless otherwise expressly defined herein, all capitalized terms used herein and defined in the Loan Agreement shall be used herein as so defined. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Loan Agreement.

2.Amendment to Loan Agreement. Section 10.2.1(q) of the Loan Agreement is hereby replaced in its entirety with the following:

“Debt incurred by Sanmina or any Subsidiary pursuant to arrangements for extended financing of accounts payable to suppliers in an aggregate amount not to exceed the Dollar Equivalent of $100,000,000 at any time.”
3.Conditions Precedent. This Amendment shall become effective as of the date first above written (the “Amendment No. 1 Effective Date”) if on or before July 12, 2012, (a) the Agent shall have received counterparts of this Amendment executed by the Obligors and the Required Lenders (or, as to any of such Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment); and (b) all fees and expenses due and payable under the Loan Agreement shall have been paid.

4.Representations and Warranties. Each Obligor hereby represents and warrants to the Agent and the Lenders that, as of the Amendment No. 1 Effective Date and after giving effect to this Amendment, (a) all representations and warranties set forth in the Loan Documents are true and correct in all material respects as if made again on and as of the Amendment No. 1 Effective Date (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), (b) no Default or Event of Default has occurred and is continuing and (c) the Loan Agreement (as amended by this Amendment) and all other Loan Documents are and remain legal, valid, binding and enforceable obligations of the Obligors in accordance with the terms thereof except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles (regardless of whether enforcement is sought in equity or at law).

5.Reference to Agreement. Each of the Loan Documents, including the Loan Agreement and the Guaranty, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement, whether direct or indirect, shall mean a reference to the Loan Agreement as amended hereby. This Amendment shall constitute a Loan Document.

6.Costs and Expenses. The Company shall pay on demand all reasonable costs and expenses of the Agent and the Lenders (including the reasonable fees, costs and expenses of counsel to the Agent and the Lenders) incurred in connection with the preparation, execution and delivery of this Amendment.

7.Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

8.Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
BORROWERS:

Sanmina-SCI Corporation

By:    /s/ Robert K. Eulau
Name: Robert K. Eulau
Title:     Chief Financial Officer

Hadco Corporation
Hadco Santa Clara, Inc.
Sanmina-SCI Systems Holdings, Inc.
SCI Technology, Inc.

By:    /s/ Christopher K. Sadeghian
Name: Christopher K. Sadeghian
Title:    Secretary

Amendment No. 1 to Amended and Restated Loan, Guaranty and Security Agreement (Sanmina)

GUARANTORS:

SCI Brockville Corp.

By:    /s/ Christopher K. Sadeghian
Name: Christopher K. Sadeghian
Title:     Director

Sanmina-SCI Systems (Canada) Inc.

By:    /s/ Christopher K. Sadeghian
Name: Christopher K. Sadeghian
Title:    Secretary

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,
as Agent and Lender

By:    /s/ Stephen King
Name: Stephen King
Title: Senior Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Lender

By:
Name:
Title:

By:
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC.,
as Lender

By:
Name:
Title:

MORGAN STANLEY BANK, N.A., as Lender

By:    /s/ Penny Tsekouras
Name: Penny TseKouras
Title: Authorized Signatory

HSBC BANK USA, N.A., as Lender

By:    /s/ Janet K. Lee
Name: Janet K. Lee
Title: Vice President

GOLDMAN SACHS BANK USA, as Lender

By:/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

SIEMENS FINANCIAL SERVICES, INC., as Lender

By:    /s/ Jeffrey Jervese
Name: Jeffrey Jervese
Title: Vice President

By:    /s/ John Finore
Name: John Finore
Title: Vice President

WELLS FARGO BANK, N.A.
as Lender

By:    /S/ Peter Aziz
Name: Peter Aziz
Title: Vice President